Exhibit 10.93

PAUL, HASTINGS, JANOFSKY & WALKER LLP

DOUGLAS E. OLSON (State Bar No. 38649)

JOHN E. PETERSON (State Bar No. 197978)

12390 El Camino Real

San Diego, CA 92130-2081

Telephone: (858) 720-2500

Facsimile: (858) 720-2555

Attorneys for Plaintiff

SYNBIOTICS CORPORATION

FARELLA, BRAUN & MARTEL LLP

ROBERT H. SLOSS (State Bar No. 87757)

Russ Building, 235 Montgomery St. 30th Floor

San Francisco, CA 94101

Telephone: (415) 954-4400

Facsimile: (415) 954-4480

Attorneys for Defendant

HESKA CORPORATION

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF CALIFORNIA

SYNBIOTICS CORPORATION, a California corporation Plaintiff, v. HESKA CORPORATION, a Delaware corporation Defendant.	) ) ) ) ) ) ) ) ) )	Case No. 98 CV 2076-B (NLS) CONSENT JUDGMENT AND INJUNCTION

HESKA CORPORATION, a Delaware corporation Counterclaimant, v. SYNBIOTICS CORPORATION, a California corporation Counterdefendant.	) ) ) ) ) ) ) ) )

CONSENT JUDGMENT AND INJUNCTION

WHEREAS Synbiotics Corporation (“Synbiotics”) and Heska Corporation (“Heska”) have agreed to settlement of the matter in issue between them per the terms of a Settlement Agreement that includes the grant of a license to Heska and to entry of this judgment, it is ORDERED, ADJUDGED AND DECREED THAT:

1.    This Court has jurisdiction over each of the parties in this action and over the subject matter in issue. The Court retains jurisdiction up to and including December 6, 2005 to interpret and enforce the terms and provisions of the settlement, which consists of a Settlement Agreement together with two License Agreements and this Consent Judgment and Injunction. Venue is proper in this Court.

2.    Synbiotics and Heska have agreed to settlement of the matter in issue between them per the terms of the Settlement Agreement and have further agreed to the entry of this Consent Judgment and Injunction.

3.    Synbiotics is by assignment the owner of all rights, title and interest in United States Patent Number 4,789,631 (“the ‘631 patent”), a copy of which is attached hereto as Exhibit 1. This patent issued on December 6, 1988 and expires on December 6, 2005.

4.    The ‘631 patent is valid and enforceable. Heska does not contest the validity and/or enforceability of this patent and agrees not to contest the validity and/or enforceability of this patent in the future or directly or indirectly aid, assign or participate in any action contesting the validity or enforceability of this patent.

5.    Heska has manufactured, advertised, used, sold, offered for sale and/or distributed heartworm antigen detection tests using a monoclonal antibody that reacts with Dirofilaria immitis antigen extract.

6.    Synbiotics alleges that the ‘631 patent has been infringed by Heska’s manufacture, use, advertisement, sale, offer for sale and/or distribution of heartworm antigen detection tests using a monoclonal antibody that reacts with Dirofilaria immitis antigen extract that embodies the ‘631 patent.

7.    In accordance with the principles of equity, to prevent the violation of rights secured by patent, Heska, its agents, officers, servants, employees, and attorneys, and all persons in active

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concert and participation with them who receive actual notice of this Order by personal service or otherwise, are hereby enjoined from manufacturing, importing, distributing, marketing, advertising, promoting, displaying, using, selling, inducing the manufacture or sale of, contributing to the manufacture of sale of, or offering for sale Heska’s SOLO STEP® CH product, Heska’s canine and feline reference laboratory heartworm antigen detection tests having or using at least one monoclonal antibody that reacts with Dirofilaria immitis antigenic extract, or any other heartworm antigen detection test product or part thereof having or using at least one monoclonal antibody that reacts with Dirofilaria immitis antigenic extract, including any said heartworm antigen detection test product or part thereof within the scope of a claim in the ‘631 patent or manufactured by a process within the scope of a claim in the ‘631 patent, in the United States, until the ‘631 patent expires on December 6, 2005, except as otherwise permitted by the license to the ‘631 patent granted to Heska by Synbiotics.

8.    Service by mail upon Heska, addressed to Chief Executive Officer, Heska Corporation, 1613 Prospect Parkway, Fort Collins, CO 80525, of a copy of this Consent Judgment and Injunction entered by the Court is deemed sufficient notice to Defendants under Rule 65(d) of the Federal Rules of Civil Procedure. It shall not be necessary for Heska to sign any form of acknowledgement of service.

9.    The parties shall bear their own attorneys’ fees and costs.

IT IS SO ORDERED.

Dated:	4-22-03	By:	/s/ RUDI M. BREWSTER
United States District Judge

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Approved as to form and content:

PAUL, HASTINGS, JANOFSKY & WALKER LLP

Douglas E. Olson

John E. Peterson

By:	/s/ DOUGLAS E. OLSON
Douglas E. Olson

Attorneys for Plaintiff

SYNBIOTICS CORPORATION

Dated:	April 21, 2003

FARELLA, BRAUN & MARTEL LLP

Robert H. Sloss

By:	/s/ ROBERT H. SLOSS
Robert H. Sloss

Attorneys for Defendant

HESKA CORPORATION

Dated:	April 21, 2003

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